Rule 497(d)

                                    FT 6582

                     Corporate Tax Reform Portfolio Series

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, one component of the portfolio selection criteria set forth on page 10 of the Prospectus, "Select companies with a 5-year average U.S. corporate tax rate greater than 35%", shall be replaced with "Select companies with a 12-month trailing U.S. corporate tax rate greater than 35%."

March 20, 2017